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                                                                 EXHIBIT 10.O


                                  AMENDMENT dated as of December 7, 1993 to the CREDIT AGREEMENT dated as of November
                                  21, 1991 (as the same may be further amended, supplemented or modified from time to time in accordance with its terms, (the "Credit Agreement"), among NAPCO SECURITY SYSTEMS, Inc., a Delaware corporation (the "Borrower"), the Guarantors signatory hereto, the lenders named in SCHEDULE 2.01 and 2.06 annexed hereto (collectively the "Lenders") and CHEMICAL BANK, as agent for the Lenders (in such capacity, the "Agent").

WHEREAS, the Borrower and the Guarantors wish to amend certain provisions of the Credit Agreement;

WHEREAS, the Lenders and the Agent have consented to amend the Credit Agreement to reflect the requests herein set forth;

NOW, THEREFORE, the parties hereby agree as follows:

  1.            Amendment to Article I. DEFINITIONS.
                ------------------------------------

                Article I of the Credit Agreement is hereby amended by deleting the definition of "LETTER OF CREDIT COMMITMENT TERMINATION DATE" in its entirety and substituting therefor the following:

                "'LETTER OF CREDIT COMMITMENT TERMINATION DATE' shall mean the earlier of (x) November 8, 1994 and (y) the date on which all "Advances" have been made to Caribe pursuant to the Caribe Loan Agreement."

  2.            Amendment to Article II. THE LOANS AND LETTER OF CREDIT.
                --------------------------------------------------------
                SECTION 2.04 Term Notes
                -----------------------

                Article II. Section 2.04. of the Credit Agreement is hereby amended by deleting the second sentence thereof in its entirety and substituting therefor the following:

                "The principal balance of the Term Notes shall be payable quarterly commencing on the last day of the calender quarter immediately following the Closing Date and on the last day of each March, June, September and December in each year thereafter (each, a "Repayment Date") through and including the Final Maturity Date, in four consecutive quarterly installments each in the amount of $250,000, then four consecutive quarterly installments each in the amount of $375,000, then six consecutive quarterly installments in the following order and amounts: $425,000, $475,000, $500,000,
                $375,000, $400,000, $425,000, then two consecutive quarterly installments each in the amount of $450,000, with a final installment equal to the remaining unpaid principal balance due and payable on the Final Maturity Date."
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This AMENDMENT shall be construed and enforced in accordance with the laws of the State of New York.

Except as expressly amended or consented to hereby, the Credit Agreement shall remain in full force and effect in accordance with the original terms thereof.

The AMENDMENT herein contained is limited specifically to the matters set forth above and does not constitute directly or by implication an amendment or waiver of any other provision of the Credit Agreement or any default which may occur or may have occurred under the Credit Agreement.

The Borrower and the Guarantors hereby represent and warrant that, after giving effect to this AMENDMENT, no Event of Default or Default exists under the Credit Agreement or any other related document.

Please be advised that should there be a need for further amendments or waivers with respect to these covenants or any other covenants, those requests shall be evaluated by the Agent and the Lenders when formally requested, in writing, by the Borrower and the Guarantors.

This AMENDMENT may be executed in one or more counterparts, each which shall constitute an original, but all of which when, taken together shall constitute but one AMENDMENT. The AMENDMENT shall become effective (y) upon the receipt and satisfactory review by the Agent of an amendment to the Caribe Loan Agreement, duly executed by Caribe and Citibank, N.A., amending the definition of "TERMINATION DATE" to read as follows: "the earlier of (i) November 8, 1994 or (ii) the date on which all Advances are made under the Commitment" and (z) when duly executed counterparts hereof which, when taken together, bear the signatures of each of the parties hereto shall have been delivered to the Agent.

Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Credit Agreement with the exception of the defined terms "Advances" and "Commitment" as used in the immediately preceding paragraph, both of which shall have the meanings ascribed to such terms in the Caribe Loan Agreement.

IN WITNESS WHEREOF, the Borrower, the Guarantors and the Agent have caused this AMENDMENT to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                NAPCO SECURITY SYSTEMS, INC.



                                By: /s/ K. S. Buchel, V.P.
                                    --------------------------
                                Name:   Kevin S. Buchel
                                Title:  Vice President of Finance
                                        and Administration
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                                      Guarantors:

                                      NAPCO SECURITY SYSTEMS INTERNATIONAL INC.
                                      UMI MANUFACTURING CORP.
                                      RALTECH LOGIC, INC.
                                      E.E. ELECTRONIC COMPONENTS, INC.
                                      ALARM LOCK SYSTEMS, INC.
                                      DERRINGER SECURITY SYSTEMS, INC.




                                      By: /s/ K. S. Buchel, V.P.
                                         -------------------------
                                      Name:  Kevin S. Buchel
                                      Title: Vice President of Finance
                                             and Administration


CHEMICAL BANK, as Agent and Lender



By: /s/ Frank L. Arceri
   -----------------------------
Name: Frank L. Arceri
Title: Vice President